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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1
                                      To
                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                August 7, 1997

                                  NBTY, INC.
                                  ----------
              (Exact name of registrant as specified in charter)

   DELAWARE                          0-10666                    11-2228617
   --------                        -----------                  ----------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File No.)                   identification
incorporation)                                                 number)

                  90 Orville Drive, Bohemia, New York 11716
                  -----------------------------------------
             (Address of principal executive office and zip code)

                 Registrant's telephone number (516) 567-9500

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Item 5. Other Events.
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          The Registrant filed a report on Form 8-K, dated August 20, 1997, in which it reported the acquisition of Holland & Barrett Holdings Ltd. ("H&B").

          It was stated therein that the funds for the acquisition were provided by The Chase Manhattan Bank. In connection with the financing of this acquisition, the Registrant sold $150,000,000 of 8-5/8% Senior Subordinated Notes, due 2007 through Chase Securities. Inc.

          For the complete details of this financing, the Offering Memorandum, dated September 19, 1997, is incorporated by reference herein and filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.
------------------------------------------

          The Registrant filed a report on Form 8-K, dated August 20, 1997, in which it reported the acquisition of Holland & Barrett Holdings Ltd. ("H&B").

          In compliance with Item 7(b), unaudited pro forma combined financial statements are incorporated herein from the Registrant's Offering Memorandum, dated September 17, 1997 (pages 21 through 26, inclusive) and filed as an exhibit to this report.

          (i)  Offering memorandum dated September 17, 1997.

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                                  SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NBTY, Inc.

                                       By: /s/ Harvey Kamil
                                          ---------------------------
                                          Harvey Kamil
                                          Executive Vice President
Dated: September 29, 1997